UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

PURSUANT TO SECTION 13 OR 15(d)

OF THE SECURITIES EXCHANGE ACT OF 1934

Date of Report: (Date of earliest event reported): August 31, 2021

Diamond Offshore Drilling, Inc.

(Exact name of registrant as specified in its charter)

Delaware	1-13926	76-0321760
(State or other jurisdiction of incorporation)	(Commission file number)	(I.R.S. Employer Identification No.)

15415 Katy Freeway

Houston, Texas 77094

(Address of principal executive offices, including Zip Code)

(281) 492-5300

(Registrant’s telephone number, including area code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Exchange Act: None

Title of each class	Trading Symbol	Name of each exchange on which registered

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 8.01.	Other Events

As previously disclosed, on July 26, 2021, Avenue Energy Opportunities Fund II AIV, L.P. (“AEOF”), a stockholder of Diamond Offshore Drilling, Inc. (the “Company”), and AEOF’s investment manager, Avenue Capital Management II, L.P. (collectively with AEOF, “Avenue Capital”), filed a complaint against the Company to compel an annual meeting of stockholders pursuant to 8 Del. C. Section 211(c) before the Court of Chancery of the State of Delaware (the “Court”). On August 31, 2021, the Company and Avenue Capital agreed to settle the complaint. Under the terms of the settlement, Avenue Capital agreed to dismiss the complaint with prejudice and release all claims with respect to the alleged failure by the Company or its directors and officers to hold its 2021 annual meeting of stockholders, and the Company agreed to hold its next annual meeting of stockholders no later than January 21, 2022. At the request of the parties, on September 1, 2021, the Court ordered the action dismissed with prejudice.

Statements in this report that are not historical facts are “forward-looking statements” within the meaning of Section 27A of the Securities Act of 1933, as amended, and Section 21E of the Securities Exchange Act of 1934, as amended. Such statements include, but are not limited to, statements concerning potential timing of the Company’s next annual meeting of stockholders and other statements that are not of historical fact. Forward-looking statements are inherently uncertain and subject to a variety of assumptions, risks and uncertainties that could cause actual results to differ materially from those currently anticipated or expected by management of the Company. A discussion of certain of the risk factors and other considerations that could materially impact these matters as well as the Company’s overall business and financial performance can be found in the Company’s reports filed with the Securities and Exchange Commission, and readers of this report are urged to review those reports carefully when considering these forward-looking statements. Given these risk factors and other considerations, investors and analysts should not place undue reliance on forward-looking statements. Each forward-looking statement speaks only as of the date of such statement, and the Company expressly disclaims any obligation or undertaking to release publicly any updates or revisions to any forward-looking statement to reflect any change in the Company’s expectations with regard thereto or any change in events, conditions or circumstances on which any forward-looking statement is based.

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: September 1, 2021	DIAMOND OFFSHORE DRILLING, INC.

	By:	/s/ David L. Roland
David L. Roland
Senior Vice President, General Counsel and Secretary